Exhibit 99.1

COMMERCIAL PAPER : An Issuer’s Perspective November 2017

• This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation . • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements . • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus or other offering materials, and related documentation . • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website . Disclaimer

Disclaimer Cont.

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation ("TMCC").
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 9 September 2016 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

www. toyotafinancial .com www. pressroom.toyota .com Investor Relations SEC Filings Form 10 - K (annual) Form 10 - Q (quarterly) Form 8 - K (presentations)

Global Corporate Structure Manufacturing Sales Financial Services

Toyota Across the United States (1) Parts, materials, and components (FY ending 3/16). Goods and Services (CY 2016). (2) Toyota vehicles and components assembled using U.S. and globally sourced parts. (3) 2015 Center for Automotive Research Study. Includes direct and dealer employment.

Toyota Camry XSE Toyota Mirai (FCV) Toyota Motor Sales

Toyota Motor Sales Toyota 4 Runner Toyota Sequoia

Toyota Manufacturing - Texas

Toyota Financial Services

Toyota Financial Services

Extensive Field Organization

x Wholesale x Revolving credit lines x Real estate x Working capital x Retail loans x Leases x Service agreements x Prepaid maintenance x GAP x Tire and wheel Products & Services x Retail loans x Leases x Wholesale x Revolving credit lines x Service agreements x Prepaid maintenance x GAP x Tire and wheel

Earning Assets ▪ Retail • $51.3 billion ▪ Lease • $38.8 billion ▪ Dealer financing • $16.1 billion ▪ Total • $106.2 billion Financial Liabilities ▪ S ecured n otes & loans payable • $14.6 billion ▪ Unsecured notes and loans payable • $58.3 billion ▪ Commercial paper • $25.2 billion Source: TMCC September 30, 2017 10 - Q Balance Sheet (Q2FY2018)

Commercial Paper

• Short - term, unsecured promissory notes issued primarily by corporations. • Fixed rate – d iscounted or interest bearing • 3(a)(3) vs. 4(2) Fundamentals • Floating rate – monthly or quarterly resets • 270 day maximum maturity

▪ $20.6 billion committed credit facilities (3) ▪ $ 6.1 billion in available for sale investment securities (4) ▪ Over $80 billion in readily salable consumer retail loan & lease receivables (4) (1) The Credit Support Agreements do not apply to securitization transactions (2) Moody’s and S&P long - tern and short - term ratings; outlook stable (3) Average balance for quarter ended September 30, 2017 (4) As of September 30, 2017 ▪ Credit Support Agreements with TFSC/TMC (1) ▪ AA - , A - 1+ (2) /Aa3, P - 1 (2) rated captive finance company by S&P / Moody’s Sources of Liquidity

Pricing

x Consistency x Stability x Transparency Daily Pricing Goals

* This example is strictly for illustrative purposes only Index 2 m Term Credit Spread Final 1.361% - 0.07% 1.29% Fixed Rate Pricing Term LIBOR/Basis Swap TMCC Credit Spread TMCC Fixed Disc. Rate O/N 1.18278% -15 bps 1.03% 1wk 1.20406% -13 bps 1.07% 1mo 1.26350% -9 bps 1.17% 2mo 1.36100% -7 bps 1.29% 3mo 1.41899% -10 bps 1.31% 6mo 1.52000% +2 bps 1.53% 9mo 1.60950% +7 bps 1.66% TMCC Pricing Table as of November 14 2017

* This example is strictly for illustrative purposes only 1 Choose Final Maturity and Basis i. 6 month vs. 9 month ii. 1 - month LIBOR vs. 3 - month LIBOR 2 Calculate Spread 3 Determine First Coupon Index Rate Spread 0.13% First Coupon 1.37333% 9m final maturity 1m LIBOR basis Floating Rate Pricing 6mo USBAAF PREB Curncy +4.63 bps +7 bps 9mo USBAAI PREB Curncy +6.00 bps +13 bps 1mo. LIBOR 1mo. LIBOR

How does it work?

• 270 day maximum maturity. • Maturity dates can be matched to an investor’s cash flow . • Transactions can be for same day settlement. Sample Pricing * This example is strictly for illustrative purposes only 90 days 1.31% 120 days 1.37% 150 days 1.44% 180 days 1.52% 210 days 1.57% 240 days 1.61% 270 days 1.65%

Trade Date: November 14, 2017 Settlement Date: November 15, 2017 Sample Transaction * This example is strictly for illustrative purposes only Par Amount: $10,000,000.00 Discount Rate: 1.52% Maturity Date: May 14, 2018 Proceeds Amount: $9,924,000.00 90 days 1.31% 120 days 1.37% 150 days 1.44% 180 days 1.52% 210 days 1.57% 240 days 1.61% 270 days 1.65%

Settlement Process * This example is strictly for illustrative purposes only TMCC Issuing & Paying Agent DTCC Depository Trust Clearing Corp. Investor Bank Custodian 1 November 15, 2017 : TMCC delivers $10,000,000 commercial paper to Investor. Investor receives TMCC commercial paper and pays $9,924,000 to TMCC. 2 May 14, 2018 : TMCC commercial paper matures. TMCC wires $10,000,000 to Investor. 1 1 2 2

x Fed Policy x Regulatory Reform x Supply and Demand Market Themes

CP Specials ▪ Driven by: x Change in needs x Asset growth x CP maturities x Just - in - time funding * This example is strictly for illustrative purposes only No - Quote Dates ▪ Manage to maximum dollar amount per day CP Axes ▪ Relevant price breaks by tenor ▪ Short dates, when available Frequently Asked Questions

Questions?

Distribution Channels

Thank you!